UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 12, 2009

____________________________

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

001-33667 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane Suite #9 Las Vegas, NV 89120 (Address of Principal Executive Offices and zip code)

702-938-9300
(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause DigitalFX International, Inc.’s (the “Registrant,” “we,” “our” or “us”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02	Unregistered Sales of Equity Securities.

On December 22, 2008, the Registrant announced its entry into Amendment and Exchange Agreements with each of the institutional investors (the “Investors”) holding Amended and Restated Senior Secured Convertible Notes (the “Existing Investor Notes”), pursuant to which, among other things, the parties agreed to reduce the exercise price of outstanding Amended and Restated Warrants held by the Investors to $0.24 (subject to adjustment as provided in the Amended and Restated Warrants, including pursuant to economic anti-dilution adjustments), the Registrant agreed to redeem in cash from the Investors an aggregate principal amount of $650,000, and the Investors agreed to exchange their Existing Investor Notes for a combination of (1) an aggregate of 5,520,000 shares of the common stock of WoozyFly Inc. owned by the Registrant and (2) subject to the earlier of the AMEX’s approval of the listing of the Exchange Shares (as defined below) and the shares underlying the Amended and Restated Notes (as defined below) issued to the Investors, and the Common Stock being listed on the OTC Bulletin Board (only if AMEX does not approve the additional listing application by January 30, 2009), (A) Second Amended and Restated Senior Secured Convertible Notes (“Amended and Restated Notes”) and (B) an aggregate of up to 5,167,046 shares of Common Stock (subject to adjustment based on the date on which such shares are issued) (the “Exchange Shares”).  The principal amount of the Amended and Restated Notes and the number of Exchange Shares to be issued to the Investors were determined as of February 12, 2009, upon which date 5,167,046 of the Exchange Shares were issued to the Investors.  The remaining transactions contemplated by the Amendment and Exchange Agreements will close upon the exchange of the Existing Investor Notes and the Amended and Restated Senior Secured Convertible Notes held by Richard Kall for Amended and Restated Notes, and the issuance of the remaining Exchange Shares.

In connection with the closing the Registrant will issue to the Investors and Richard Kall Amended and Restated Notes having an aggregate principal amount of $968,914.87 (which amount accounts for unpaid interest through February 12, 2009).  The Amended and Restated Notes will have a term expiring November 30, 2010, carry interest at 7.50% per annum on the unpaid/unconverted principal balance, payable quarterly in arrears in cash beginning April 1, 2009, and will be secured on a senior basis against all of the assets of the Registrant.  The Registrant will also be required to make aggregate monthly principal payments of $25,000, plus accrued interest thereon, beginning July 1, 2009.  The Amended and Restated Notes will be convertible at the option of the holders thereof prior to their maturity into approximately 4,037,147 shares of Common Stock, based on a conversion price equal to $0.24 per share (subject to adjustment as provided in the Amended and Restated Notes, including pursuant to economic anti-dilution adjustments).

Additionally, if at any time after the date the Amended and Restated Notes are issued, the closing sale price of Common Stock equals or exceeds $0.288 for ten consecutive trading days (as adjusted for any stock splits, stock dividends, recapitalizations, combinations, reverse stock splits or other similar events during such period) and provided that the Registrant has complied with certain equity conditions, the Registrant will be able to require the holders to convert 50% of the remaining principal and accrued but unpaid interest of the Amended and Restated Notes into Common Stock.  If at any time beginning at least 5 trading days from the date of the initial mandatory conversion, the closing sale price of Common Stock equals or exceeds $0.312 for ten consecutive trading days (as adjusted for any stock splits, stock dividends, recapitalizations, combinations, reverse stock splits or other similar events during such period) and provided that the Registrant has complied with certain equity conditions, the Registrant will be able to require the holders to convert the remaining principal and accrued but unpaid interest of the Amended and Restated Notes into Common Stock.

The holders of the Amended and Restated Notes will be entitled to accelerate the maturity in the event that there occurs an event of default under the Amended and Restated Notes, including, without limitation, if the Registrant fails to pay any amount under the Amended and Restated Notes when due, if a judgment is rendered against the Registrant in an amount set forth in the Amended and Restated Notes, if the Registrant breaches any representation or warranty under that certain Securities Purchase Agreement dated November 30, 2007, as amended, or other transaction documents, or if the Registrant fails to comply with the specified covenants set forth in the Amended and Restated Notes.  Among other covenants, the Amended and Restated Notes will contain financial covenants whereby the Registrant is required to achieve specified EBITDA (earnings before interest, tax, depreciation and amortization) and revenue targets in each of the fiscal quarters during which the Amended and Restated Notes are outstanding.  Any failure by the Registrant to achieve an EBITDA or revenue target will be considered a breach of the financial covenant.

Also in connection with the Amendment and Exchange Agreements, the Registrant agreed to reimburse the fund manager of one of the Investors for its out-of-pocket expenses incurred in connection with the transactions contemplated by the Amendment and Exchange Agreements, including the actual and reasonable fees and disbursements of the fund manager’s legal counsel, up to an aggregate amount of $5,000.

The issuance of the Amended and Restated Notes and the Exchange Shares is intended to be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof, as such securities were and will be exchanged by the Registrant with existing security holders exclusively and no commission or other remuneration was or will be paid or given directly or indirectly for soliciting such exchange.

The transaction documents, including the Agreement with Richard Kall, the form of Amendment and Exchange Agreement and the form of Amended and Restated Note, were attached to the Registrant’s Current Report on Form 8-K/A (File No. 001-33667), filed with the SEC on December 24, 2008, as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Agreement dated December 22, 2008, between the Registrant and Richard Kall (1)

10.2	Form of Amendment and Exchange Agreement dated December 22, 2008 (1)

10.3	Form of Second Amended and Restated Senior Secured Convertible Note (1)

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K/A (File No. 001-33667), filed with the Securities and Exchange Commission on December 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: February 19, 2009	By:	/s/ Abraham Sofer
Abraham Sofer
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Agreement dated December 22, 2008, between the Registrant and Richard Kall (1)

10.2	Form of Amendment and Exchange Agreement dated December 22, 2008 (1)

10.3	Form of Second Amended and Restated Senior Secured Convertible Note (1)